PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 20 JUNE 2003 TO 21 SEPTEMBER 2003

	Class A Notes		Class B Notes		Total US$ Notes

NOTE INFORMATION
Original Principal Balance of each class of Note at the time of their issue	US$	1,158,000,000	US$	42,000,000	US$	1,200,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	644,435,569	US$	42,000,000	US$	686,435,569
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	84,745,798	US$	0	US$	84,745,798
Principal Balance of each class of Note after payments referred to above have been applied	US$	559,689,771	US$	42,000,000	US$	601,689,771
Note Factor at the end of the Quarterly Payment Date		0.483324500		1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	2,162,260	US$	170,532	US$	2,332,792
LIBOR in respect of this quarterly period		1.06500%		1.06500%
Rate of interest payable on each class of Note in respect of this quarterly period		1.28500%		1.55500%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 12 September 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	2,656
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,090
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	6,703,470
Principal Cash Balance at the end of this Quarterly Payment Date	A$	5,875,880
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	192,692,037
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	5,875,880
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	186,816,157
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	21,297,020

A$ Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$	165,519,137

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	165,519,137
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

A$ Principal Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$	165,519,137

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	84,745,798

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 20 JUNE 2003 TO 21 SEPTEMBER 2003 (continued)

		Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
	Number of Housing Loans	Accounts	Loan Balance	Loan Balance

HOUSING LOAN POOL INFORMATION IN AUD
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	8,208	9,873	A$927,660	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	76.06%	95.00%	A$1,987,780,665

	Outstanding	Outstanding Balance	Outstanding	Average Current
	Balance of	of Fixed	Balance of	Housing Loan
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,169,299,328	A$107,520,017	A$1,061,779,311	A$142,458

	Maximum Remaining Term		Weighted Average Remaining	Weighted Average
	To Maturity		Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	342 months		316 months	41 months
FURTHER ADVANCE INFORMATION IN AUD
Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$	0.00

DELINQUENCY INFORMATION

As at the opening of business on September 1 2003.

			Outstanding Balance of the		Percentage of Pool by
			Applicable Delinquent Housing		Outstanding Balance of
	Number of Housing Loans	Percentage of Pool by number	Loans		Housing Loans

30 - 59 days	16	0.16%	A$	2,740,980.09	0.23%
60 - 89 days	6	0.06%	A$	935,074.56	0.08%
90 - 119 days	2	0.02%	A$	515,088.48	0.04%
Greater than 120 days	6	0.06%	A$	1,144,348.05	0.10%

Total Arrears	30	0.30%	A$	5,335,491.18	0.45%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:	A$	14,515
Amount of mortgage insurance claims paid:	A$	14,515
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0